THE PREFERRED INCOME OPPORTUNITY FUND

Dear Shareholder:

     The Preferred Income Opportunity Fund produced very strong total returns on net asset value ("NAV") of 4.9% in the fiscal third quarter and 19.4% for the 12 months through August 31, 1997. The total return on market price for the 12 months was even better at 24.2%, reflecting a narrowing of the discount of the market price from NAV.

     The Fund's hedging strategies worked like clockwork in the third quarter. Wide swings in interest rates caused bond and preferred stock prices first to rise sharply and then to give up a good portion of those gains. NAV increased when prices were rising, as the appreciation in the Fund's portfolio easily outdistanced the decline in the value of our put option hedges. When the market reversed itself, our hedges helped stabilize the NAV against decline. Combined with some successful "mid-course adjustments" in the hedge along the way, this produced very good results overall.

     Active portfolio management in the trenches also paid off in the third quarter. Some sectors of the preferred market performed well while others lagged, which put a premium on being in the right place at the right time. When the smoke cleared, all areas of the Fund's preferred portfolio produced strong returns for the quarter. Even the handful of utility common stocks that we hold made a helpful contribution.

     There were no unpleasant surprises in the tax package finally enacted in Washington. It did not include the Administration's previous proposals to reduce the Dividends Received Deduction ("DRD") for corporate investors and to restrict newer forms of hybrid preferreds, which look very much like traditional preferreds but do not qualify for the DRD. In the eyes of the market, this has officially "blessed" the tax law interpretations that have led to the increasing scarcity of traditional preferred stocks eligible for the DRD and the rapid growth of the hybrid market.

     The Fund's portfolio reflects the changing nature of the preferred market. We continue to buy traditional preferreds when they are attractive relative to hybrids. In some instances, however, their prices do not make sense, even for corporate investors taking the DRD into account, and we opt for more attractive hybrid preferreds. At quarter's end, hybrids accounted for roughly 21% of the Fund's portfolio.

     We are pleased with the accomplishments of the Fund and hope that our shareholders share that sense of satisfaction.

                                           Sincerely yours,

                                           /s/ Robert T. Flaherty

                                           Robert T. Flaherty
                                           Chairman of the Board

September 18, 1997

--------------------------------------------------------------------------------

Preferred Income Opportunity Fund Incorporated

SUMMARY OF INVESTMENTS
AUGUST 31, 1997 (UNAUDITED)
---------------------------

                                                                                          PERCENT
                                                                              VALUE       OF TOTAL
                                                                             (000'S)     NET ASSETS
                                                                            ---------    ----------
ADJUSTABLE RATE PREFERRED STOCKS
     Utilities...........................................................   $  19,228         8.8%
     Banking.............................................................      32,473        14.9
     Financial Services..................................................         548         0.3
                                                                            ---------       -----
          Total Adjustable Rate..........................................      52,249        24.0
                                                                            ---------       -----
FIXED RATE PREFERRED STOCKS AND SECURITIES
     Utilities...........................................................      95,444        43.8
     Banking.............................................................      16,336         7.5
     Financial Services..................................................      30,015        13.8
     Industrial..........................................................       8,089         3.7
     Insurance...........................................................       3,979         1.8
                                                                            ---------       -----
          Total Fixed Rate...............................................     153,863        70.6
                                                                            ---------       -----
TOTAL PREFERRED STOCKS AND SECURITIES....................................     206,112        94.6
COMMON STOCKS
     Utilities...........................................................       7,526         3.5
COMMERCIAL PAPER.........................................................         794         0.4
PURCHASED PUT OPTIONS....................................................       1,880         0.9
                                                                            ---------       -----
TOTAL INVESTMENTS........................................................     216,312        99.4
OTHER ASSETS AND LIABILITIES (NET).......................................       1,516         0.6
                                                                            ---------       -----
          TOTAL NET ASSETS...............................................   $ 217,828       100.0%
                                                                            =========       =====

FINANCIAL DATA

PER SHARE OF COMMON STOCK (UNAUDITED)
-------------------------------------

                                                                                                DIVIDEND
                                                 DIVIDEND     NET ASSET         NYSE          REINVESTMENT
                                                   PAID         VALUE       CLOSING PRICE       PRICE(1)
                                                 --------     ---------     -------------     ------------
December 31, 1996.............................    $0.2800       $12.56         $11.6250          $11.65
January 31, 1997..............................     0.0730        12.47          11.6250           11.69
February 28, 1997.............................     0.0730        12.64          11.8750           12.01
March 31, 1997................................     0.0730        12.81          12.0000           12.03
April 30, 1997................................     0.0730        12.72          11.8750           12.03
May 31, 1997..................................     0.0730        12.84          12.3750           12.44
June 30, 1997.................................     0.0730        12.96          12.5000           12.52
July 31, 1997.................................     0.0730        13.35          12.9375           12.98
August 31, 1997...............................     0.0730        13.25          12.6250           12.84

---------------
(1) Whenever the net asset value per share of the Fund's common stock is less than or equal to the market price per share on the payment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of common stock will be purchased in the open market.

--------------------------------------------------------------------------------

                                  Preferred Income Opportunity Fund Incorporated

                                           STATEMENT OF CHANGES IN NET ASSETS(1)
                                   NINE MONTHS ENDED AUGUST 31, 1997 (UNAUDITED)
                                   ---------------------------------------------

OPERATIONS:
    Net investment income.............................................................................      $  9,233,164
    Net realized gain on investments sold.............................................................         3,520,299
    Net unrealized appreciation of investments during the period......................................         2,942,012
                                                                                                            ------------
        Net increase in net assets from operations....................................................        15,695,475

DISTRIBUTIONS:
    Dividends paid from net investment income to MMP* Shareholders....................................        (2,411,818)
    Distributions paid from net realized capital gains to MMP* Shareholders...........................           (15,432)
    Dividends paid from net investment income to Common Stock Shareholders............................        (7,903,500)
    Distributions paid from net realized capital gains to Common Stock Shareholders...................        (1,731,258)
                                                                                                            ------------
        Net increase in net assets....................................................................         3,633,467

NET ASSETS:
    Beginning of period...............................................................................       214,194,706
                                                                                                            ------------
    End of period.....................................................................................      $217,828,173
                                                                                                            ============

                                                         FINANCIAL HIGHLIGHTS(1)
                                    NINE MONTHS ENDED AUGUST 31, 1997(UNAUDITED)
                           FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD.
                           -----------------------------------------------------

OPERATING PERFORMANCE:
    Net asset value, beginning of period.................................................................   $      12.91
                                                                                                            ------------
    Net investment income................................................................................           0.83
    Net realized gain and unrealized appreciation on investments.........................................           0.59
                                                                                                            ------------
    Net increase in net asset value resulting from investment operations.................................           1.42

DISTRIBUTIONS:
    Dividends declared to MMP* Shareholders..............................................................          (0.22)
    Distributions paid from net realized capital gains to MMP* Shareholders..............................          (0.00)#
    Dividends paid from net investment income(2).........................................................          (0.71)
    Distributions paid from realized capital gains(3)....................................................          (0.16)
    Change in accumulated undeclared dividends on MMP* Shareholders......................................           0.01
                                                                                                            ------------
    Total from distributions.............................................................................          (1.08)
                                                                                                            ------------
    Net asset value, end of period.......................................................................   $      13.25
                                                                                                            ============
    Market value, end of period..........................................................................   $     12.625
                                                                                                            ============
    Net assets, end of period............................................................................   $217,828,173
                                                                                                            ============
    Common shares outstanding, end of period.............................................................     11,151,287
                                                                                                            ============
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS/SUPPLEMENTAL DATA:
    Net investment income................................................................................           6.48%**
    Operating expenses...................................................................................           1.48%**

    Portfolio turnover rate..............................................................................             56%
EXPENSE RATIO TO TOTAL AVERAGE NET ASSETS (WHICH INCLUDES MMP*)
    Operating expenses...................................................................................           0.99%**

---------------

(1) These tables summarize the nine months ended August 31, 1997 and should be read in conjunction with the Fund's audited financial statements, including footnotes, in its Annual Report dated November 30, 1996.
(2) Includes dividends earned, but not paid out, in prior fiscal year.
(3) Paid from capital gains realized, but not paid out, in prior fiscal year.
 *  Money Market Cumulative Preferred(TM) Stock.
**  Annualized.
 #  Amount represents less than $0.01 per share.

     DIRECTORS
       Martin Brody
       Donald F. Crumrine, CFA
       Robert T. Flaherty, CFA
       David Gale
       Morgan Gust
       Robert F. Wulf, CFA

     OFFICERS
       Robert T. Flaherty, CFA
         Chairman of the Board
         and President
       Donald F. Crumrine, CFA
         Vice President
         and Secretary
       Robert M. Ettinger, CFA
         Vice President
       Peter C. Stimes, CFA
         Vice President
         and Treasurer
       Carl D. Johns
         Assistant Treasurer

     INVESTMENT ADVISER
       Flaherty & Crumrine Incorporated
       e-mail: flaherty @ westworld.com

     QUESTIONS CONCERNING YOUR SHARES OF PREFERRED
       INCOME OPPORTUNITY FUND?
       - If your shares are held in a Brokerage
          Account, contact your Broker.
       - If you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent & Shareholder Servicing Agent --
               First Data Investor Services Group, Inc.
                    P.O. Box 1376
                    Boston, MA 02104
                    1-800-331-1710

     THIS REPORT IS SENT TO SHAREHOLDERS OF PREFERRED INCOME OPPORTUNITY FUND INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.



                    [PREFERRED INCOME OPPORTUNITY FUND LOGO]



                                   Quarterly
                                     Report




                                August 31, 1997